                                        ASSIGNMENT AND ASSUMPTION AGREEMENT

         ASSIGNMENT AND ASSUMPTION  AGREEMENT,  dated as of May 10, 2007, between Residential Funding Company, LLC, a  Delaware  limited  liability  company  ("RFC"),  and  Residential Asset  Mortgage  Products,  Inc.,  a  Delaware
corporation (the "Company").

                                                     Recitals

A.       RFC has entered into seller contracts ("Seller Contracts") with the seller/servicers.

B.       The Company  wishes to purchase  from RFC  certain  Mortgage  Loans  (as hereinafter  defined)  originated pursuant to the Seller Contracts with respect thereto.

C.       The Company, RFC, as master servicer,  and LaSalle Bank National Association,  as trustee and supplemental interest trust trustee (the "Trustee" and the "Supplemental  Interest Trust Trustee,"  respectively),  are entering into a Pooling  and  Servicing  Agreement,  dated as of April 1,  2007 (the  "Pooling  and  Servicing  Agreement"),
pursuant to which the Trust proposes to issue Mortgage  Asset-Backed  Pass-Through  Certificates,  Series  2007-RS2
(the  "Certificates")  consisting of thirteen  classes  designated as Class A-1, Class A-2,  Class A-3,  Class M-1,
Class M-2, Class M-3,  Class M-4, Class M-5, Class M-6, Class M-7, Class SB, Class R-I and Class R-II  Certificates
representing  beneficial  ownership  interests in a trust fund  consisting  primarily  of a pool of mortgage  loans identified in Exhibit G to the Pooling and Servicing Agreement (the "Mortgage Loans").

D.       In connection with the purchase of the Mortgage  Loans,  the Company will assign to or at the direction of
RFC the Class SB, Class R-I and Class R-II Certificates (collectively, the "Retained Certificates").

E.       In connection  with the purchase of the Mortgage  Loans and the issuance of the  Certificates,  RFC wishes to make certain  representations  and warranties to the Company,  and the Company wishes to assume certain of RFC's obligations under the Seller Contracts.

F.       The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company  of all its  right,  title and interest in and to the Mortgage  Loans pursuant to this  Agreement  shall  constitute a purchase and sale and not a loan.

         NOW  THEREFORE,  in  consideration  of the  recitals  and the  mutual  promises  herein and other good and valuable consideration, the parties agree as follows:

1.       All  capitalized  terms used but not  defined  herein  shall  have the  meanings  assigned  thereto in the
Pooling and Servicing Agreement.

2.       Concurrently  with the execution and delivery  hereof,  RFC hereby assigns to the Company without recourse all of its right,  title and interest in and to the Mortgage Loans,  including all interest and principal  received on or with respect to the  Mortgage  Loans after the Cut-off  Date (other than  payments of principal  and interest due on the Mortgage Loans in May, 2007). In consideration  of such  assignment,  RFC will receive from the Company, in immediately  available funds, an amount equal to $397,830,730.51  and the Retained  Certificates.  In connection with such  assignment  and at the  Company's  direction,  RFC has in respect of each  Mortgage  Loan  endorsed  the related  Mortgage  Note (other than any  Destroyed  Mortgage  Note) to the order of the  Trustee and  delivered  an assignment of mortgage in recordable  form to the Trustee or its agent. A Destroyed  Mortgage Note means a Mortgage
Note the original of which was permanently lost or destroyed.

         The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company  of all its  right,  title and interest in and to the Mortgage  Loans  pursuant to this  Section 2 shall be, and shall be construed  as, a sale of the Mortgage  Loans by RFC to the Company.  It is,  further,  not intended  that such  conveyance be deemed to be a pledge of the Mortgage  Loans by RFC to the Company to secure a debt or other  obligation of RFC.  However,  in the event that the  Mortgage  Loans are held to be  property of RFC,  or if for any reason  this  Agreement  is held or deemed to create a security  interest in the Mortgage  Loans,  then it is intended  that (a) this  Agreement  shall also be deemed to be a  security  agreement  within  the  meaning  of  Articles  8 and 9 of the  Minnesota  Uniform
Commercial Code and the Uniform Commercial Code of any other applicable  jurisdiction;  (b) the conveyance provided for in this  Section  shall be deemed to be a grant by RFC to the  Company of a security  interest  in all of RFC's right (including the power to convey title thereto),  title and interest,  whether now owned or hereafter acquired, in and to (A) the Mortgage Loans,  including (i) with respect to each Cooperative  Loan, the related Mortgage Note,
Security  Agreement,  Assignment of Proprietary  Lease,  Cooperative  Stock  Certificate,  Cooperative  Lease,  any
insurance  policies and all other  documents in the related  Mortgage  File and (ii) with respect to each  Mortgage
Loan other than a Cooperative  Loan, the Mortgage  Notes,  the Mortgages,  any related  insurance  policies and all other  documents  in the  related  Mortgage  Files,  (B) all amounts  payable  pursuant  to the  Mortgage  Loans in accordance with the terms thereof and (C) any and all general intangibles,  payment intangibles,  accounts, chattel paper,  instruments,  documents,  money,  deposit  accounts,  certificates  of deposit,  goods,  letters of credit, advices of credit and  investment  property  and other  property of whatever  kind or  description  now existing or hereafter  acquired  consisting  of,  arising  from or relating to any of the  foregoing,  and all  proceeds of the conversion,  voluntary or  involuntary,  of the foregoing  into cash,  instruments,  securities or other  property, including,  without  limitation,  all amounts from time to time held or invested in the Certificate  Account or the
Custodial Account,  whether in the form of cash,  instruments,  securities or other property; (c) the possession by the Trustee,  the Custodian or any other agent of the Trustee of Mortgage  Notes or such other items of property as constitute  instruments,  money,  negotiable  documents or chattel paper shall be deemed to be  "possession  by the secured  party",  or  possession  by a purchaser or a person  designated  by him, for  purposes of  perfecting  the security interest pursuant to the Minnesota  Uniform  Commercial Code and the Uniform  Commercial Code of any other applicable  jurisdiction  (including,  without  limitation,  Section  9-305,  8-313  or  8-321  thereof);  and  (d)
notifications  to persons  holding such  property,  and  acknowledgments,  receipts or  confirmations  from persons holding such property,  shall be deemed  notifications  to, or  acknowledgments,  receipts or  confirmations  from, financial  intermediaries,  bailees or agents (as  applicable)  of the Trustee for the purpose of  perfecting  such security  interest  under  applicable  law. RFC shall,  to the extent  consistent  with this  Agreement,  take such reasonable  actions  as may be  necessary  to ensure  that,  if this  Agreement  were  deemed to create a  security interest in the Mortgage Loans and the other property  described above,  such security  interest would be deemed to be a perfected  security  interest of first priority under applicable law and will be maintained as such throughout the term of this  Agreement.  Without  limiting the generality of the  foregoing,  RFC shall prepare and deliver to the  Company no less than 15 days prior to any filing  date,  and the  Company  shall  file,  or shall  cause to be filed,  at the expense of RFC,  all filings  necessary  to  maintain  the  effectiveness  of any  original  filings necessary  under the Uniform  Commercial Code as in effect in any  jurisdiction  to perfect the Company's  security interest in or lien on the Mortgage Loans including  without  limitation  (x) continuation  statements and (y) such other  statements as may be occasioned by (1) any change of name of RFC or the Company,  (2) any change of location of the state of  formation,  place of business  or the chief  executive  office of RFC, or (3) any  transfer of any interest of RFC in any Mortgage Loan.

3.       Concurrently  with the execution and delivery  hereof,  the Company  hereby assigns to or at the direction of RFC without  recourse all of its right,  title and interest in and to the Retained  Certificates  as part of the consideration payable to RFC by the Company pursuant to this Agreement.

4.       RFC  represents  and  warrants to the  Company,  with  respect to each  Mortgage  Loan that on the date of execution hereof (or, if otherwise specified below, as of the date so specified),

(a)      The  information  set forth in the Mortgage Loan  Schedule for such Mortgage  Loans is true and correct in all material respects as of the date or dates respecting which such information is furnished;

(b)      Each Mortgage Loan constitutes a qualified mortgage under  Section 860G(a)(3)(A)  of the Code and Treasury
         Regulations Section 1.860G-2(a)(1);

(c)      Immediately  prior to the conveyance of the Mortgage Loans to the Trustee,  RFC had good title to, and was the sole  owner of,  each  Mortgage  Loan free and clear of any  pledge,  lien,  encumbrance  or  security interest (other than rights to servicing and related  compensation) and such conveyance  validly transfers ownership  of the  Mortgage  Loans to the  Trustee  free and clear of any  pledge,  lien,  encumbrance  or security interest;

(d)      Each  Mortgage Note  constitutes a legal,  valid and binding  obligation of the Mortgagor  enforceable  in accordance  with its terms except as limited by  bankruptcy,  insolvency or other  similar laws  affecting generally the enforcement of creditors' rights;

(e)      To the best of RFC's  knowledge  as of the  Cut-off  Date,  and except as noted in (h) below,  there is no default,  breach,  violation or event of  acceleration  existing  under the terms of any Mortgage  Note or
         Mortgage and no event which,  with notice and expiration of any grace or cure period,  would  constitute a default,  breach,  violation or event of  acceleration  under the terms of any Mortgage  Note or Mortgage, and no such default,  breach,  violation or event of  acceleration  has been waived by RFC or by any other entity involved in servicing a Mortgage Loan;

(f)      Each of the Mortgage  Loans with  Loan-to-Value  Ratios at origination in excess of 80% will be insured by a Primary  Insurance  Policy  covering the amount of such  Mortgage Loan in excess of 75% except for up to
         60.7% of the Mortgage  Loans,  which are  Mortgage  Loans with a  Loan-to-Value  Ratio at  origination  in excess of 80% that are not insured by a Primary Insurance Policy;

(g)      The related  Mortgagor is not  currently  in  bankruptcy  proceedings  with respect to any of the Mortgage
         Loans;

(h)      As of the Cut-Off Date,  none of the Mortgage  Loans are 30 to 59 days  delinquent in payment of principal and interest and none of the Mortgage  Loans are 60 or more days  Delinquent  in payment of principal  and interest;

(i)      None of the Mortgage Loans are Buy-Down Mortgage Loans;

(j)      To the best of RFC's  knowledge,  there is no  delinquent  tax or  assessment  lien  against  any  related
         Mortgaged Property;

(k)      No Mortgagor has any valid right of offset,  defense or  counterclaim  as to the related  Mortgage Note or
         Mortgage, except as may be provided under the Servicemembers Civil Relief Act;

(l)      No Mortgage Loan provides for payments  that are subject to reduction by  withholding  taxes levied by any foreign (non-United States) sovereign government;

(m)      (1) The  proceeds  of  each  Mortgage  Loan  have  been  fully  disbursed  and  (2) to the  best of  RFC's knowledge,  there is no requirement  for future  advances  thereunder and any and all  requirements  as to completion of any on-site or off site  improvements  and as to disbursements of any escrow funds therefore
         (including any escrow funds held to make Monthly Payments pending  completion of such  improvements)  have been complied with.  All costs,  fees and expenses  incurred in making,  closing or recording the Mortgage
         Loans were paid;

(n)      To the best of RFC's  knowledge,  with respect to each Mortgage  Loan,  there are no  mechanics'  liens or claims for work, labor or material  affecting any Mortgaged  Property which are or may be a lien prior to, or equal  with,  the lien of the  related  Mortgage,  except  such liens that are  insured or  indemnified against by a title insurance policy;

(o)      With respect to each  Mortgage  Loan, a policy of title  insurance was effective as of the closing of each
         Mortgage  Loan,  is valid and  binding,  and  remains  in full  force and  effect,  unless  the  Mortgaged
         Properties are located in the State of Iowa and an attorney's certificate has been provided;

(p)      Each  Mortgaged  Property  is free of damage  and in good  repair and no notice of  condemnation  has been given  with  respect  thereto  and RFC knows of  nothing  involving  any  Mortgaged  Property  that  could reasonably  be  expected  to  materially  adversely  affect the value or  marketability  of any  Mortgaged
         Property;

(q)      Each Mortgage  contains  customary and enforceable  provisions which render the rights and remedies of the holder adequate to realize the benefits of the security against the Mortgaged  Property,  including (i) in the case of a Mortgage that is a deed of trust,  by trustee's  sale, or (ii) by judicial  foreclosure  or, if applicable,  non judicial  foreclosure,  and to the best of RFC's  knowledge,  there is no homestead or other  exemption  available to the Mortgagor  that would  interfere with such right to sell at a trustee's sale or right to  foreclosure,  subject in each case to  applicable  federal  and state laws and  judicial precedents with respect to bankruptcy and right of redemption;

(r)      To the best of RFC's  knowledge,  with respect to each  Mortgage  that is a deed of trust,  a trustee duly qualified under applicable law to serve as such is properly named,  designated and serving,  and except in connection  with a trustee's  sale after  default by a  Mortgagor,  no fees or expenses are payable by the seller or RFC to the trustee under any Mortgage that is a deed of trust;

(s)      If the  improvements  securing a Mortgage  Loan are located in a federal  designated  special flood hazard area,  flood  insurance in the amount  required  under the Program  Guide covers such  Mortgaged  Property
         (either by coverage under the federal flood insurance program or by coverage from private insurers);

(t)      To the extent an appraisal was made on a Mortgage  Loan,  the appraisal was made by an appraiser who meets the minimum qualifications for appraisers as specified in the Program Guide;

(u)      Each Mortgage Loan is covered by a standard hazard insurance policy;

(v)      If any of the  Mortgage  Loans are  secured  by a  leasehold  interest,  with  respect  to each  leasehold interest:  the use of leasehold  estates for  residential  properties is an accepted  practice in the area where the  related  Mortgaged  Property  is  located;  residential  property  in such area  consisting  of leasehold  estates is readily  marketable;  the lease is recorded  and no party is in any way in breach of any  provision  of such lease;  the  leasehold is in full force and effect and is not subject to any prior lien or  encumbrance by which the leasehold  could be terminated or subject to any charge or penalty;  and the  remaining  term of the lease does not  terminate  less than ten years after the maturity date of such
         Mortgage Loan;

(w)      To the best of RFC's  knowledge,  any escrow  arrangements  established  with respect to any Mortgage Loan are in compliance with all applicable  local,  state and federal laws and are in compliance with the terms of the related Mortgage Note;

(x)      None of the Mortgage  Loans in the mortgage pool are loans that,  under  applicable  state or local law in effect at the time of origination of the loan,  are referred to as (1)  "high-cost" or "covered"  loans or
         (2) any other similar  designation if the law imposes greater  restrictions or additional  legal liability for residential mortgage loans with high interest rates, points and/or fees;

(y)      None of the  proceeds for the Mortgage  Loans were used to finance the purchase of single  premium  credit insurance policies;

(z)      None of the Mortgage  Loans contain  prepayment  penalties that extend beyond five years after the date of origination;

(aa)     None of the Mortgage Loans are subject to the Homeownership Act;

(bb)     Each  Mortgage  Loan at the time it was made  complied in all material  respects  with  applicable  local, state, and federal laws, including, but not limited to, all applicable anti-predatory lending laws;

(cc)     No Mortgage Loan was  originated  on or after  October 1, 2002 and before March 7, 2003,  which is secured by property located in the State of Georgia;

(dd)     No  Mortgage  Loan is a High Cost Loan or  Covered  Loan,  as  applicable  (as such  terms are  defined in
         Appendix E of the  Standard & Poor's  Glossary For File Format For LEVELS(R)Version 5.7 Revised  (attached hereto as Exhibit 1)); and

(ee)     Each  Mortgage  Loan listed on the attached  Schedule B has an original term to maturity of 360 months and an original amortization term of 480 months.

         Upon  discovery  by RFC or upon  notice  from the  Company  or the  Trustee  of a breach of the  foregoing representations  and warranties in respect of any Mortgage  Loan, or upon the  occurrence of a Repurchase  Event as described  in  Section 5 below,  which  materially  and  adversely  affects  the  interests  of any  holders of the
Certificates  or the  Company in such  Mortgage  Loan  (notice of which shall be given to the Company by RFC, if it discovers the same),  RFC shall,  within 90 days after the earlier of its  discovery or receipt of notice  thereof, either cure such breach or Repurchase  Event in all material  respects or, except as otherwise  provided in Section
2.04 of the Pooling  and  Servicing  Agreement,  either (i)  purchase  such  Mortgage  Loan from the Trustee or the
Company,  as the case may be, at a price equal to the Purchase  Price for such Mortgage  Loan or (ii)  substitute a
Qualified  Substitute  Mortgage Loan or Loans for such  Mortgage Loan in the manner and subject to the  limitations set forth in  Section 2.04 of the Pooling and Servicing  Agreement.  If the breach of  representation  and warranty that gave rise to the  obligation  to  repurchase  or substitute a Mortgage Loan pursuant to this Section 4 was the representation  and warranty set forth in clauses (bb),  (cc) and (dd) of this Section 4, then RFC shall pay to the
Trust Fund,  concurrently with and in addition to the remedies provided in the preceding sentence,  an amount equal to any  liability,  penalty or expense that was  actually  incurred and paid out of or on behalf of the Trust Fund, and that directly  resulted from such breach,  or if incurred and paid by the Trust Fund  thereafter,  concurrently with such payment.

5.       With respect to each Mortgage  Loan, a repurchase  event  ("Repurchase  Event") shall have occurred if one or both of the following occur:  (A) it is discovered  that, as of the date hereof,  the related Mortgage was not a valid  first  lien on the  related  Mortgaged  Property  subject  only to (i) the lien of real  property  taxes and assessments not yet due and payable,  (ii) covenants,  conditions,  and restrictions,  rights of way, easements and other  matters of public  record as of the date of recording  of such  Mortgage  and such other  permissible  title exceptions  as are listed in the  Program  Guide and (iii)  other  matters to which like  properties  are  commonly subject which do not  materially  adversely  affect the value,  use,  enjoyment or  marketability  of the Mortgaged
Property or (B) it is discovered  that, as of the time of its origination  and as of the date of execution  hereof, the Mortgage Loan did not comply in all material  respects with all  applicable  local,  state and federal laws. In addition,  with respect to any Mortgage  Loan listed on the attached  Schedule A with respect to which any document or documents  constituting  a part of the Mortgage File are missing or defective in any material  respect,  if such
Mortgage Loan  subsequently is in default and the enforcement  thereof or of the related Mortgage is materially and adversely  affected by the absence or defectiveness of any such document or documents,  a Repurchase Event shall be deemed to have  occurred  and RFC will be obligated to  repurchase  or  substitute  for such  Mortgage  Loan in the manner set forth in Section 4 above.

6.       This Agreement  shall inure to the benefit of and be binding upon the parties hereto and their  respective successors and assigns, and no other person shall have any right or obligation hereunder.

7.       RFC, as master  servicer  under the Pooling and Servicing  Agreement  (the "Master  Servicer"),  shall not waive (or permit a sub-servicer to waive) any Prepayment Charge unless:  (i) the  enforceability thereof shall have been limited by  bankruptcy,  insolvency,  moratorium,  receivership  and other similar laws relating to creditors'
rights generally,  (ii) the enforcement  thereof is illegal,  or any local,  state or federal agency has threatened legal action if the prepayment penalty is enforced,  (iii) the  collectability  thereof shall have been limited due to acceleration in connection with a foreclosure or other  involuntary  payment or (iv) such waiver is standard and customary in servicing  similar  Mortgage  Loans and relates to a default or a reasonably  foreseeable  default and would,  in the  reasonable  judgment  of the Master  Servicer,  maximize  recovery  of total  proceeds  taking into account the value of such  Prepayment  Charge and the related  Mortgage Loan. In no event will the Master  Servicer waive a Prepayment  Charge in connection  with a refinancing of a Mortgage Loan that is not related to a default or a reasonably  foreseeable  default.  If a Prepayment  Charge is waived,  but does not meet the standards  described above,  then the Master  Servicer is required to pay the amount of such waived  Prepayment  Charge to the holder of the Class SB  Certificates  at the time that the amount  prepaid on the  related  Mortgage  Loan is  required to be deposited into the Custodial  Account.  Notwithstanding  any other provisions of this Agreement,  any payments made by the Master Servicer in respect of any waived  Prepayment  Charges pursuant to this Section shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.

8.       This  Agreement  will be governed by and construed in  accordance  with the laws of the State of New York, without regard to the conflict of law  principles  thereof,  other than Sections  5-1401 and 5-1402 of the New York
General Obligations Law.

9.       With respect to each Subset  Mortgage  Loan, if the related  Mortgagor  fails to remit at least two of the first three Monthly  Payments due under such Subset  Mortgage  Loan during the month in which such Monthly  Payment was due, RFC shall  repurchase  such Mortgage Loan at the Purchase  Price,  less the  applicable  Servicing Fee and
Subservicing  Fee,  and  subject  to the  limitations  set  forth in  Section  2.04 of the  Pooling  and  Servicing
Agreement,  within  60 days of  written  notice of such  failure  from the  Holder  of the  Class SB  Certificates.
Notwithstanding  the  foregoing,  RFC shall not have the  obligation  to  repurchase  any Subset  Mortgage  Loan in accordance  with  this  Section  9  unless  RFC has  received  written  notice  from  the  Holder  of the  Class SB
Certificates  of such breach of such  covenant for such Subset  Mortgage  Loan within 60 days of the date of breach of such  covenant.  For purposes of this Section 9, any Monthly  Payment on a Subset  Mortgage  Loan  received by a prior servicer  before the servicing of such Subset  Mortgage Loan has been  transferred to the Master  Servicer or the related  Subservicer  or any Monthly  Payment that was received but  misapplied  by the Master  Servicer or the related  Subservicer  shall be deemed to be received by the Master  Servicer or the related  Subservicer  as of the date of receipt by such prior servicer,  the Master Servicer or the Subservicer,  as applicable.  "Subset Mortgage
Loans" means any  Mortgage  Loan that has its first  Monthly  Payment due on or after March 1, 2007 under the terms of the related Mortgagor Note.

                                              [SIGNATURE PAGES FOLLOW]

         IN WITNESS  WHEREOF,  the parties have entered into this  Assignment  and  Assumption  Agreement as of the date first above written.

                                                     RESIDENTIAL FUNDING COMPANY, LLC

                                                     By:  /s/ Heather Anderson
                                                     Name:      Heather Anderson
                                                     Title:     Associate

                                                     RESIDENTIAL ASSET MORTGAGE
                                                     PRODUCTS, INC.

                                                     By:  /s/ Joseph Orning
                                                     Name:      Joseph Orning
                                                     Title:     Vice President

                                                    SCHEDULE A

                             Schedule of Mortgage Loans with Defective Mortgage Files

                                                  (see attached)

 Schedule of Mortgage Loans with original term to maturity of 360 months and an original amortization term of 480 months

                                                  (see attached)

                                                     EXHIBIT 1
                           APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR FILE FORMAT
                                              FOR LEVELS(R)VERSION 5.7

Standard & Poor's has categorized loans governed by anti-predatory  lending laws in the Jurisdictions  listed below into three  categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and  thresholds set forth in those laws.  Note that certain loans  classified by the  relevant  statute as Covered  are  included  in  Standard & Poor's  High Cost Loan  Category  because  they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

-----------------------------------------------------------------------------------------------------------------------------------------------------------
            State/Jurisdiction                       Name of Anti-Predatory Lending Law/Effective Date           Category under Applicable Anti-Predatory
                                                                                                                                Lending Law
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Arkansas                                     Arkansas Home Loan Protection Act, Ark. Code Ann.ss.ss.23-53-101 et   High Cost Home Loan
                                             seq.

                                             Effective July 16, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Cleveland Heights, OH                        Ordinance No. 72-2003 (PSH), Mun. Codess.ss.757.01 et seq.            Covered Loan

                                             Effective June 2, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Colorado                                     Consumer Equity Protection, Colo. Stat. Ann.ss.ss.5-3.5-101 et seq.   Covered Loan

                                             Effective for covered loans offered or entered into on or after
                                             January 1, 2003. Other provisions of the Act took effect on June
                                             7, 2002
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Connecticut                                  Connecticut Abusive Home Loan Lending Practices Act, Conn. Gen.     High Cost Home Loan
                                             Stat.ss.ss.36a-746 et seq.

                                             Effective October 1, 2001
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
District of Columbia                         Home Loan Protection Act, D.C. Codess.ss.26-1151.01 et seq.           Covered Loan

                                             Effective for loans closed on or after January 28, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Florida                                      Fair Lending Act, Fla. Stat. Ann.ss.ss.494.0078 et seq.               High Cost Home Loan

                                             Effective October 2, 2002
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Georgia (Oct. 1, 2002 - Mar. 6, 2003)        Georgia Fair Lending Act, Ga. Code Ann.ss.ss.7-6A-1 et seq.           High Cost Home Loan

                                             Effective October 1, 2002 - March 6, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Georgia as amended (Mar. 7, 2003 - current)  Georgia Fair Lending Act, Ga. Code Ann.ss.ss.7-6A-1 et seq.           High Cost Home Loan

                                             Effective for loans closed on or after March 7, 2003
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
HOEPA Section 32                             Home Ownership and Equity Protection Act of 1994, 15 U.S.C.ss.      High Cost Loan
                                             1639, 12 C.F.R.ss.ss.226.32 and 226.34

                                             Effective October 1, 1995, amendments October 1, 2002
-------------------------------------------- ------------------------------------------------------------------- ------------------------------------------
Illinois                                     High Risk Home Loan Act, Ill. Comp. Stat. tit. 815,ss.ss.137/5 et     High Risk Home Loan
                                             seq.

                                             Effective January 1, 2004 (prior to this date, regulations under
                                             Residential Mortgage License Act effective from May 14, 2001)
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Kansas                                       Consumer Credit Code, Kan. Stat. Ann.ss.ss.16a-1-101 et seq.          High Loan to Value Consumer Loan (id.ss.
                                                                                                                 16a-3-207) and;
                                             Sections 16a-1-301 and 16a-3-207 became effective April 14, 1999;
                                             Section 16a-3-308a became effective July 1, 1999
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                                                                                                                 High APR Consumer Loan (id.ss.16a-3-308a)
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Kentucky                                     2003 KY H.B. 287 - High Cost Home Loan Act, Ky. Rev. Stat.ss.ss.     High Cost Home Loan
                                             360.100 et seq.

                                             Effective June 24, 2003
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Maine                                        Truth in Lending, Me. Rev. Stat. tit. 9-A,ss.ss.8-101 et seq.         High Rate High Fee Mortgage

                                             Effective September 29, 1995 and as amended from time to time
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Massachusetts                                Part 40 and Part 32, 209 C.M.R.ss.ss.32.00 et seq. and 209 C.M.R.     High Cost Home Loan
                                             ss.ss.40.01 et seq.

                                             Effective March 22, 2001 and amended from time to time
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Nevada                                       Assembly Bill No. 284, Nev. Rev. Stat.ss.ss.598D.010 et seq.          Home Loan

                                             Effective October 1, 2003
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New Jersey                                   New Jersey Home Ownership Security Act of 2002, N.J. Rev. Stat.     High Cost Home Loan
                                             ss.ss.46:10B-22 et seq.

                                             Effective for loans closed on or after November 27, 2003
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New Mexico                                   Home Loan Protection Act, N.M. Rev. Stat.ss.ss.58-21A-1 et seq.       High Cost Home Loan

                                             Effective as of January 1, 2004; Revised as of February 26, 2004
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New York                                     N.Y. Banking Law Article 6-l                                        High Cost Home Loan

                                             Effective for applications made on or after April 1, 2003
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North Carolina                               Restrictions and Limitations on High Cost Home Loans, N.C. Gen.     High Cost Home Loan
                                             Stat.ss.ss.24-1.1E et seq.

                                             Effective July 1, 2000; amended October 1, 2003 (adding open-end lines of credit)
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Ohio                                         H.B. 386 (codified in various sections of the Ohio Code), Ohio      Covered Loan
                                             Rev. Code Ann.ss.ss.1349.25 et seq.

                                             Effective May 24, 2002
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Oklahoma                                     Consumer Credit Code (codified in various sections of Title 14A)    Subsection 10 Mortgage

                                             Effective July 1, 2000; amended effective January 1, 2004
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South Carolina                               South Carolina High Cost and Consumer Home Loans Act, S.C. Code     High Cost Home Loan
                                             Ann.ss.ss.37-23-10 et seq.

                                             Effective for loans taken on or after January 1, 2004
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West Virginia                                West Virginia Residential Mortgage Lender, Broker and Servicer      West Virginia Mortgage Loan Act Loan
                                             Act, W. Va. Code Ann.ss.ss.31-17-1 et seq.

                                             Effective June 5, 2002
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